For the six-month period ended May 31, 2001.
File number 811-03175
Prudential Sector Funds, Inc.


SUB-ITEM 77-O

EXHIBITS


	Transactions Effected Pursuant to Rule 10f-3

Ia. 	Prudential Sector Funds, Inc. - Prudential Technology Fund   (Q1)

1.  Name of Issuer
	NPS Pharmaceuticals

2.  Date of Purchase
	11/9/2000

3.  Number of Securities Purchased
	11,500

4.  Dollar Amount of Purchase
	$483,000

5.  Price Per Unit
	$42.00

6.  Name(s) of Underwriter(s) or Dealer(s)
	From whom Purchased
		CIBC World Markets

7.  Other Members of the Underwriting Syndicate:

	CIBC World Markets Corp.
	Prudential Securities
	Robertson Stephens, Inc.
	Chase Securities, Inc.
	SG Cowen Securities Corporation
	UBS Warburg LLC
	Adams, Harkness & Hill, Inc.
	Josephthal & Co.
	Sanders Morris Harris
	Stephens Inc.
Ib. 	Prudential Sector Funds, Inc. - Prudential Technology Fund

1.  Name of Issuer
	Idec Pharmaceuticals Corporation

2.  Date of Purchase
	11/16/2000

3.  Number of Securities Purchased
	15,400

4.  Dollar Amount of Purchase
	$2,799,912.50

5.  Price Per Unit
	$181.8125

6.  Name(s) of Underwriter(s) or Dealer(s)
	From whom Purchased
		Merrill Lynch

7.  Other Members of the Underwriting Syndicate:

	Merrill Lynch
Salomon Smith Barney Inc.
	Banc of America Securities LLC
	Adams, Harkness & Hill, Inc.
	Dain Rauscher Incorporated
	Lehman Brothers Inc.
	Prudential Securities
	U.S. Bancorp Piper Jaffray Inc.














Ic. 	Prudential Sector Funds, Inc. - Prudential Technology Fund

1.  Name of Issuer
	Human Genome Sciences, Inc.

2.  Date of Purchase
	10/26/2000

3.  Number of Securities Purchased
	17,900

4.  Dollar Amount of Purchase
	$1,342,500

5.  Price Per Unit
	$75.00

6.  Name(s) of Underwriter(s) or Dealer(s)
	From whom Purchased
	Credit Suisse First Boston

7.  Other Members of the Underwriting Syndicate:

	Credit Suisse First Boston
	Goldman, Sachs & Co.
	Lehman Brothers Inc.
	CIBC World Markets Corp.
	J.P. Morgan Securities Inc.
	Dain Rauscher Incorporated
	Needham & Company
	Prudential Securities















Id. 	Prudential Sector Funds, Inc. - Prudential Technology Fund

1.  Name of Issuer
	Adolor Corporation

2.  Date of Purchase
	11/13/2000

3.  Number of Securities Purchased
	2,600

4.  Dollar Amount of Purchase
	$39,000

5.  Price Per Unit
	$15.00

6.  Name(s) of Underwriter(s) or Dealer(s)
	From whom Purchased
	Merrill Lynch

7.  Other Members of the Underwriting Syndicate:

	Merrill Lynch
	Lehman Brothers Inc.
	Pacific Growth Equities, Inc.
	Banc of America Securities LLC
	Chase Securities Inc.
	Lazard Freres & Co. LLC
	Prudential Securities
	Utendahl Capital Partners, L.P.













Ie. 	Prudential Sector Funds, Inc. - Prudential Technology Fund

1.  Name of Issuer
	Garm in Ltd.

2.  Date of Purchase
	12/8/2000

3.  Number of Securities Purchased
	58,500

4.  Dollar Amount of Purchase
	$819,000

5.  Price Per Unit
	$14.00

6.  Name(s) of Underwriter(s) or Dealer(s)
	From whom Purchased
	Merrill Lynch & Co.

7.  Other Members of the Underwriting Syndicate:

	Credit Suisse First Boston Corporation
	Merrill Lynch
	Salomon Smith Barney Inc.
	Banc of America Securities LLC
	CIBC World Markets Corp.
	Goldman, Sachs & Co.
	ING Barings LLC
	Invemed Associates, Inc.
	Prudential Securities Incorporated
	UBS Warburg LLC
	Wit SoundView Corporation
	Robert W. Baird & Co. Incorporated
	Edward D. Hjones & Co., L.P.
	Legg Mason Wood Walker, Incorporated
	McDonald Investments Inc.
	Sanders Morris Harris
	C.E. Unterberg, Towbin
	Utendahl Capital Partners, L.P.
	H.C. Wainwright & Co., Inc.



If. 	Prudential Sector Funds, Inc. - Prudential Technology Fund     (Q2)

1.  Name of Issuer
	NRG Energy Inc.

2.  Date of Purchase
	3/7/2001

3.  Number of Securities Purchased
	22,100

4.  Dollar Amount of Purchase
	$596,700

5.  Price Per Unit
	$27.00

6.  Name(s) of Underwriter(s) or Dealer(s)
	From whom Purchased
	Credit Suisse First Boston

7.  Other Members of the Underwriting Syndicate:

	Credit Suisse First Boston
	Merrill Lynch
	Goldman, Sachs & Co.
	Salomon Smith Barney Inc.
	ABN AMRO Rothschild LLC
	Banc of America Securities LLC
	CIBC World Markets Corp.
	Credit Lyonnaise Securities (USA) Inc.
	Dain Rauscher Incorporated
	D.A. Davidson & Co.
	Dresdner Kleinwort Benson North America LLC
	Gerard Klauer Mattison & Co., Inc.
	Invemed Associates LLC
	Lazard Freres & Co. LLC
	J.P. Morgan Securities Inc.
	Prudential Securities Incorporated
	Ragen MacKenzie Incorporated
	Raymond James & Associates, Inc.
	Sanders Morris Harris Inc.
	U.S. Bancorp Piper Jaffray Inc.
	UBS Warburg LLC
	The Williams Capital Group, L.P.

IIa. 	Prudential Sector Funds, Inc. - Prudential Health Sciences Fund   (Q1)

1.  Name of Issuer
	Adolor Corporation

2.  Date of Purchase
	11/13/2000

3.  Number of Securities Purchased
	2,300

4.  Dollar Amount of Purchase
	$34,500

5.  Price Per Unit
	$15.00

6.  Name(s) of Underwriter(s) or Dealer(s)
	From whom Purchased
	Merrill Lynch

7.   Other Members of the Underwriting Syndicate

	Merrill Lynch, Pierce Fenner & Smith Incorporated
	Lehman Brothers Inc.
	Banc of America Securities LLC
	Chase Securities Inc.
	Lazard Freres & Co. LLC
	Prudential Securities Incorporated
	Utendahl Capital Partners, L.P.














IIIa. 	Prudential Sector Funds, Inc. - Prudential Financial Services Fund
(Q1)

1.  Name of Issuer
	American Financial Group Inc.

2.  Date of Purchase
	12/14/2000

3.  Number of Securities Purchased
	101,174

4.  Dollar Amount of Purchase
	$1,986,050

5.  Price Per Unit
	$19.63

6.  Name(s) of Underwriter(s) or Dealer(s)
	From whom Purchased
	Credit Suisse First Boston

7.   Other Members of the Underwriting Syndicate

	Credit Suisse First Boston Corporation
	Bear, Stearns & Co. Inc.
	Merrill Lynch, Pierce, Fenner & Smith
	Advest, Inc.
	Banc of America Securities LLC
	Conning & Company
	Dowling & partners Securities LLC
	Fox-Pitt, Kelton Inc.
	Invemed Associates LLC
	Keefe, Bruyette & Woods, Inc.
	McDonald Investments Inc.
	Morgan Keegan & Company, Inc.
	Prudential Securities
	Salomon Smith Barney Inc.
	UBS Warburg LLC
	Wasserstein Perella Securities, Inc.






IVa. 	Prudential Sector Funds, Inc. - Prudential Utility Fund    (Q2)

1.  Name of Issuer
	NRG Energy Inc.

2.  Date of Purchase
	3/7/2001

3.  Number of Securities Purchased
	595,600

4.  Dollar Amount of Purchase
	$16,081,200

5.  Price Per Unit
	$27.00

6.  Name(s) of Underwriter(s) or Dealer(s)
	From whom Purchased
	Credit Suisse First Boston

7.   Other Members of the Underwriting Syndicate

	Credit Suisse First Boston Corporation
	Goldman, Sachs & Co.
	Merrill Lynch
	Salomon Smith Barney Inc.
	ABN AMRO Rothschild LLC
	Banc of America Securities LLC
	CIBC World Markets Corp.
	Credit Lyonnaise Securities (USA) Inc.
	Dain Rauscher Incorporated
	D.A. Davidson & Co.
	Dresdner Kleinwort Benson North America LLC
	Gerard Klauer Mattison & Co., Inc.
	Invemed Associates LLC
	Lazard Freres & Co. LLC
	J.P. Morgan Securities Inc.
	Prudential Securities
	Ragen MacKenzie Incorporated
	Raymond James & Associates, Inc.
	Sanders Morris Harris Inc.
	U.S. Bancorp Piper Jaffray Inc.
	UBS Warburg LLC
	The Williams Capital Group, L.P.			t: \Cluster 1\N-
Sar\Sector\7-01\77O\doc.